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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 3, 1997

                           GROUP LONG DISTANCE,INC.
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              (Exact name of Registrant as Specified in Charter)


      Florida              33-99998                        65-0213198
      -------              --------                        ----------
  (State or Other     (Commission File Number)            (IRS Employer
  Jurisdiction of                                      Identification No.)
   Incorporation)

1451 West Cypress Creek Road
Suite 200
Fort Lauderdale, Florida                     33309
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(Address of Principal Executive Offices)   (Zip Code)


(Registrant's telephone number, including area code):  (954) 771-9696


                                 Not Applicable
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         (Former Name or Former Address if Changed Since Last Report)


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Item 1. Changes in Control of Registrant.

        Not applicable.

Item 2. Acquisition or Disposition of Assets.

        Not applicable.

Item 3. Bankruptcy or Receivership.

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

        Not applicable.

Item 5. Other Events.

        1. Release of interim financial statements for the eight month period ended December 31, 1996.

Item 6. Resignations of Registrant's Directors.

        Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable.
        (b) Not applicable.
        (c) Exhibits.

            1. Amendment No. 1 to the Registration Statement on Form SB-2
               (Registration No. 333-17681) of Group Long Distance, Inc., (the "Company"), as filed with the Securities and Exchange Commission on March 3, 1997.

Item 8. Change in Fiscal Year.

        Not applicable.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       GROUP LONG DISTANCE INC.
                                       (Registrant)


                                       By: /s/ Gerald M. Dunne, Jr.
                                           ------------------------------
                                           Gerald M. Dunne, Jr.
                                           President

Dated: March 4, 1997


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                                 EXHIBIT INDEX

Exhibit                                                                  Page
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  1.      Amendment No. 1 to the Registration Statement on Form SB-2      1
          (Registration No. 333-17681) of Group Long Distance, Inc.,
          (the "Company"), as filed with the Securities and Exchange Commission on March 3, 1997, and incorporated by reference herein.